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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):        February 23, 2001
                                                  ------------------------------


                          VITAL LIVING PRODUCTS, INC.
                          ---------------------------
              (Exact name of registrant as specified in charter)


          Delaware                      0-30568                56-1683886
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 (State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)               file number)        Identification Number)


      5001 Smith Farm Road, Matthews, NC                      28104
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      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:      (704) 821-3200
                                                   -----------------------------



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ITEM 5.  OTHER EVENTS.

         On February 23, 2001, Vital Living Products, Inc. (the "Company") received a $225,000 private equity investment from several investment funds through the issuance of $225,000 aggregate principal amount of 12% Secured Convertible Debentures due February 23, 2002 (the "Debentures"), which are convertible into shares of common stock of the Company at a conversion price of the lesser of $.278 and fifty percent of the average of the lowest three inter-day trading prices for the common stock of the Company during the twenty trading day period ending one trading day prior to the date of conversion.

         In connection with the sale of the Debentures the Company also issued to the investors three-year warrants (the "Warrants") to purchase an aggregate of 300,000 shares of common stock at an exercise price equal to the lesser of $.0229 and the average of the lowest three inter-day trading prices for the common stock of the Company during the ten trading day period ending one trading day prior to the date of exercise. The Warrants contain customary anti-dilution provisions which adjust the warrant exercise price in the event the Company sells equity securities at a discount to then prevailing market prices.

         In connection with the sale of the Debentures the Company also entered into a Registration Rights Agreement with the investors pursuant to which the Company has agreed to file with the Securities and Exchange Commission a registration statement for resale of the shares of common stock issuable upon conversion of the Debentures and exercise of the Warrants.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VITAL LIVING PRODUCTS, INC.



Date: February 28, 2001                By: /s/ Donald R. Podrebarac
                                           -------------------------------------
                                           Donald R. Podrebarac
                                           President and Chief Executive Officer








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                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC


                                    EXHIBITS


                                 CURRENT REPORT
                                       ON
                                    FORM 8-K


Date of Event Reported:                                      Commission File No:
February 23, 2001                                                        0-30568


         Exhibit No.          Exhibit Description
         -----------          -------------------
         4.1                  Form of Secured Convertible Debenture dated as of
                              February 23, 2001

         10.1                 Securities Purchase Agreement dated as of February
                              23, 2001 between the Company AJW Partners, LLC,
                              Millennium Capital Partners II, LLC and
                              Equilibrium Equity, LLC

         10.2                 Registration Rights Agreement dated as of February
                              23, 2001 between the Company AJW Partners, LLC,
                              Millennium Capital Partners II, LLC and
                              Equilibrium Equity, LLC

         10.3                 Form of Stock Purchase Warrant dated as of
                              February 23, 2001





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